UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 11, 2021

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.

1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CMS Energy Corporation Common Stock, $0.01 par value	CMS	New York Stock Exchange
CMS Energy Corporation 5.625% Junior Subordinated Notes due 2078	CMSA	New York Stock Exchange
CMS Energy Corporation 5.875% Junior Subordinated Notes due 2078	CMSC	New York Stock Exchange
CMS Energy Corporation 5.875% Junior Subordinated Notes due 2079	CMSD	New York Stock Exchange
Consumers Energy Company Cumulative Preferred Stock, $1.00 par value: $4.50 Series	CMS-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company:  CMS Energy Corporation ☐        Consumers Energy Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  CMS Energy Corporation ☐        Consumers Energy Company ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2021, CMS Energy Corporation (“CMS Energy”) and Consumers Energy Company (“Consumers Energy”) announced the following management changes.

As of June 1, 2021, Glenn P. Barba will serve as vice president and chief accounting officer of CMS Energy and Consumers Energy, until he retires on September 1, 2021.

As of June 1, 2021, Scott B. McIntosh will serve as CMS Energy and Consumers Energy vice president, tax and controller, reporting to the chief financial officer. He will be responsible for tax matters, accounting operations, and financial and regulatory reporting. Effective on September 1, 2021, McIntosh will serve as vice president, tax, controller and chief accounting officer, reporting to the chief financial officer. In this position, he will be responsible for corporate accounting policy, financial and regulatory reporting, accounting operations, internal control, and tax matters. McIntosh, age 45, joined Consumers Energy in 2004 in the tax department and broadened his responsibilities over time until his 2015 appointment as vice president of tax for CMS Energy and Consumers Energy. As vice president of tax, he has led the tax department, including regulatory issues and domestic tax matters.

There are no arrangements or understandings between McIntosh and CMS Energy or Consumers Energy pursuant to which McIntosh was elected as vice president, tax, controller and chief accounting officer.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index

99.1	CMS Energy News Release dated May 17, 2021
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: May 17, 2021	By:	/s/ Shaun M. Johnson
Shaun M. Johnson
Senior Vice President and General Counsel

CONSUMERS ENERGY COMPANY

Dated: May 17, 2021	By:	/s/ Shaun M. Johnson
Shaun M. Johnson
Senior Vice President and General Counsel